SCHEDULE OF PREPAYMENT AND OTHER CURRENT ASSETS (Details) - USD ($)		Dec. 31, 2025	Dec. 31, 2024
Prepaid Expenses And Other Current Assets Net
Loans to a third party	[1]		$ 500,986
Deductible input VAT		72,719	137,647
Prepaid expense		11,394	19,179
Advance to suppliers		3,020	4,856
Others		210	209
Total		$ 87,343	$ 662,877

[1]	The balance as of December 31, 2024 mainly represented the interest-free loan that MKD lent to a shareholder who held less than 5% of the Company’s ordinary shares on December 10, 2024. On February 18, 2025, the Company had collected total amounts from the shareholder.